Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
Registration File No: 33-65632

SCHRODER SERIES TRUST

Supplement dated March 21, 2006 to

Advisor Shares Prospectus dated March 1, 2006

In order to correct a typographical error, the paragraph entitled ‘‘Performance Information’’ with respect to the Schroder U.S. Core Fixed Income Fund on page 9 of the Advisor Shares Prospectus is replaced in its entirety with the following:

Performance Information.

During the period shown above, the highest quarterly return was 3.14% for the quarter ended June 30, 2005, and the lowest was -0.88% for the quarter ended September 30, 2005.

Average Annual Total Returns (For the period ended December 31, 2005)	One Year (Life of Fund)
Return Before Taxes	2.85%
Return After Taxes on Distributions (1)	1.52%
Return After Taxes on Distributions and Sale of Fund Shares (1)	1.84%
Lehman US Aggregate Bond Index (2) (reflects no deduction for fees, expenses or taxes)	2.43%

(1)	After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)	The Lehman US Aggregate Bond Index is a widely used measure of short-term debt returns. It is not managed.

Past performance (before and after taxes) is not necessarily an indication of future performance. It is possible to lose money on an investment in a Fund.